UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2022, Causeway Concentrated Equity Fund’s (the “Fund’s”) Institutional Class returned -23.06% and Investor Class returned -23.06% compared to the MSCI ACWI Index (Gross) (“Index”) return of -20.29%. Since the Fund’s inception on December 15, 2020, its average annual total returns are -7.60% for the Institutional Class and -7.60% for the Investor Class compared to the Index’s average annual total return of -5.31%. As of September 30, 2022, the Fund had net assets of $3.7 million.

Performance Review

Developed equity markets depreciated during the fiscal year. Fourth quarter of 2021 economic data reflected pandemic-related restrictions but largely indicated resilient real gross domestic product growth globally. While 2022 began with a generally favorable backdrop for global economic activity, it was upended in late February by Russia’s invasion of Ukraine and subsequent economic shock. Sanctions from the US and European countries on Russia, ongoing supply chain bottlenecks related to the pandemic, and disruptions to energy and commodity markets exacerbated inflationary pressures. In the US, rampant inflation and a tight labor market compelled the Federal Reserve (“Fed”) to move more aggressively to raise interest rates. Monetary tightening typically impacts the global economy with a lag; however, signs of economic softening have already emerged. The JP Morgan Global Composite Purchasing Managers’ Index (“PMI”) survey ended August at 49.3, in contractionary territory for the first time since June 2020 when the Covid pandemic severely hampered economic activity. In Europe, the war in Ukraine and Russia’s curtailment of gas supplies continues to weigh on business and consumer sentiment. In September, the Eurozone’s consumer confidence indicator fell to an all-time low since the series began. Economic data continued to point to a slowdown, including the Eurozone’s composite PMI falling into contraction territory in the latter portion of the period. Despite the growth deceleration, inflationary pressures remain stubbornly high in Europe with both headline and core consumer price inflation increasing. As with the Fed, these developments should increase the pressure on the European Central Bank to accelerate its pace of monetary tightening to fight inflation. In the UK, fiscal policy announcements attracted significant attention at the end of September 2022. A mini-budget, ostensibly to supercharge economic growth, was greeted with derision and only succeeded in undermining the country’s fiscal position. Forced to intervene, the Bank of England (“BoE”) temporarily reversed course on quantitative tightening. UK consumer confidence dropped to a record low in September and the composite PMI pointed to a meaningful downturn in manufacturing output and stalled service sector growth. With core and headline inflation remaining well-above target levels, we believe the BoE will resume monetary tightening. In contrast to other developed market central banks, the Bank of Japan continues to buy Japanese government bonds, despite the yen depreciating to a 20-year low versus the US dollar. Japan is now one of the only remaining sovereigns with negative-yielding debt, as most European yields are firmly in positive territory. In China, the zero-Covid policy continues to hurt the economy. The World Bank now forecasts that the Chinese economy will grow 2.8% in 2022, down from expectations of 4.3% in June and 5.1% in December 2021. Amid a fragile economy and benign inflation environment, the People’s Bank of China lowered policy rates during the period. The energy, utilities, and consumer staples sectors were the top performers for the trailing twelve-month period. The communication services, consumer discretionary, and information technology sectors lagged. The top performing markets in the Index were Indonesia, Qatar, and Kuwait. The weakest performing markets were Russia, Hungary, and Poland.

2	Causeway Concentrated Equity Fund

Fund holdings in the capital goods, technology hardware & equipment, and utilities industry groups, along with underweight positions in the energy and food beverage & tobacco industry groups, detracted the most from the Fund’s performance relative to the Index. Holdings in the media & entertainment and banks industry groups, as well as overweight positions in the insurance and pharmaceuticals & biotechnology industry groups and an underweight position in the semiconductors & semi equipment industry group, contributed to relative performance. The largest detractor from performance was rolling stock, signaling & services provider for the rail industry, Alstom SA (France). Other notable detractors included travel & tourism technology company, Sabre Corp. (United States), electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), electric, gas & renewables power generation & renewables company, Enel SpA (Italy), and business software & services provider, SAP SE (Germany). The largest contributor to absolute return was pharmaceutical giant, Sanofi (France). Additional top contributors included utilities provider, Exelon Corp. (United States), insurer, AXA SA (France), specialty chemicals manufacturer, Ashland Global Holdings, Inc. (United States), and semiconductor manufacturer, Broadcom, Inc. (United States).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included full sales of mortgage insurance provider, Essent Group Ltd. (United States), pharmaceutical giant, Sanofi (France), insurer, AXA SA (France), casino & resort company, Las Vegas Sands Corp. (United States), and retail bank, CaixaBank SA (Spain). Significant purchases included five new additions to the Fund: consumer retailer, Carrefour SA (France), rolling stock, signaling & services provider for the rail industry, Alstom SA (France), defense & information technology services provider, Leidos Holdings, Inc. (United States), global financial services giant, Citigroup, Inc. (United States), and robotics manufacturer, FANUC Corp. (Japan).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the capital goods, food & staples retailing, and software & services industry groups increased the most compared with the beginning of the fiscal year, while relative weights in the pharmaceuticals & biotechnology, insurance, and technology hardware & equipment industry groups were the greatest decreases. From a regional perspective, the most notable weight changes relative to the Index included increased exposure to the United Kingdom and Italy. The most significantly reduced relative country weights included the United States and South Korea. At the end of the fiscal year, the three largest industry group exposures from an absolute perspective for the Fund were to the software & services, materials, and capital goods industry groups.

Investment Outlook

The average Euro Stoxx constituent is down 20% over the year-to-date period in euros and 30% in US dollars. This makes cyclical stock-laden Europe one of the worst performers of major stock market regions. Much of the pessimism surrounding Europe stems from concerns about global economic slowing, a potentially painful energy crisis this winter, and more economic drag from a delayed reopening of the Chinese economy. After growth indices and the US market trampled value and MSCI ACWI ex US indices in the most torrid part of this bull market over the past

Causeway Concentrated Equity Fund	3

five years, it is frustrating to see Europe (in US Dollar terms) lag in 2022’s bear market. We believe that underperformance will close as the economic cycle bottoms and investors begin to anticipate economic (and earnings) recovery. As a value investor, we look beyond the next 12 months to evaluate the magnitude of earnings rebound in many of these hardest-hit stocks, focusing our efforts on those with, in our view, superior financial strength. Weak domestic currencies in non-US markets are likely to offset — at least partially — the headwinds from economic slowing. We have identified companies overseas that trade at valuation discounts to US peers that far exceed, in our view, the gap explainable by fundamental criteria such as return on capital and earnings growth. We believe these types of investment opportunities in international markets, in industries such as enterprise software, industrial automation, and specialty chemicals, are rare and typically do not persist. We want to own these stocks, as others abandon them, as we believe they have the potential to deliver greater returns over the next few years than broad market averages.

4	Causeway Concentrated Equity Fund

We thank you for your continued confidence in Causeway Concentrated Equity Fund.

September 30, 2022

Brian Cho Portfolio Manager	Jonathan Eng Portfolio Manager	Joseph Gubler Portfolio Manager

Harry Hartford Portfolio Manager	Sarah Ketterer Portfolio Manager	Ellen Lee Portfolio Manager

Conor Muldoon Portfolio Manager	Steven Nguyen Portfolio Manager	Alessandro Valentini Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway Concentrated Equity Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway Concentrated Equity Fund, Investor Class shares versus the MSCI ACWI Index (Gross) as of September 30, 2022

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is December 15, 2020.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2024. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 27, 2022 prospectus, as supplemented most recently June 30, 2022, the Fund’s annualized gross ratios of expenses in relation to average net assets, based on estimates, were 3.47% and 3.72% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.85% and 1.10% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 24 emerging market country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Concentrated Equity Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2022

Causeway Concentrated Equity Fund	Number of Shares	Value

COMMON STOCK

France — 8.7%

Alstom S.A.	9,694	$157

Carrefour SA	12,116	168

		325

Germany — 4.5%

SAP SE	2,045	167

Italy — 9.0%

Enel SpA	34,668	142

UniCredit SpA	18,864	191

		333

Japan — 2.3%

FANUC Corp.	600	84

Netherlands — 1.6%

Akzo Nobel NV	1,036	59

Switzerland — 10.4%

Novartis AG	1,888	144

Roche Holding AG	448	146

Zurich Insurance Group AG	246	98

		388

United Kingdom — 8.3%

Prudential PLC	15,751	154

Rolls-Royce Holdings PLC[1]	198,691	152

		306

United States — 44.1%

Alphabet Inc., Class C1	1,820	175

Ashland Inc.	1,979	188

Berry Global Group Inc.[1]	3,711	173

Booking Holdings Inc.[1]	73	120

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2022

Causeway Concentrated Equity Fund	Number of Shares	Value

United States — (continued)

Carrier Global Corp.	2,666	$95

Citigroup Inc.	2,581	108

Fiserv Inc.[1]	2,445	229

Genpact Ltd.	4,625	202

Leidos Holdings Inc.	1,236	108

Quest Diagnostics Inc.	887	109

Westrock Co.	4,257	131

		1,638

Total Common Stock

(Cost $4,136) — 88.9%		3,300

EXCHANGE TRADED FUNDS

iShares MSCI EAFE ETF	977	55

iShares MSCI World ETF	1,813	181

SPDR S&P 500 ETF Trust	219	78

Total Exchange Traded Funds

(Cost $319) — 8.5%		314

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 2.951%**	123,014	123

Total Short-Term Investment

(Cost $123) — 3.3%		123

Total Investments — 100.7%

(Cost $4,578)		3,737

Liabilities in Excess of Other Assets — (0.7)%		(27)

Net Assets — 100.0%		$3,710

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
1	Non-income producing security.

ETF Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

8	Causeway Concentrated Equity Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2022

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
France	$—	$325	$—	$325
Germany	—	167	—	167
Italy	—	333	—	333
Japan	—	84	—	84
Netherlands	—	59	—	59
Switzerland	—	388	—	388
United Kingdom	—	306	—	306
United States	1,638	—	—	1,638

Total Common Stock	1,638	1,662	—	3,300

Exchange Traded Funds	314	—	—	314

Short-Term Investment	123	—	—	123

Total Investments in Securities	$2,075	$1,662	$—	$3,737

Amounts designated as “—” are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	9

SECTOR DIVERSIFICATION

As of September 30, 2022, the sector diversification was as follows (Unaudited):

Causeway Concentrated Equity Fund	Common Stock	% of Net Assets

Information Technology	16.2%	16.2%

Industrials	16.1	16.1

Financials	14.9	14.9

Materials	14.8	14.8

Health Care	10.7	10.7

Communication Services	4.7	4.7

Consumer Staples	4.5	4.5

Utilities	3.8	3.8

Consumer Discretionary	3.2	3.2

Total	88.9	88.9

Exchange Traded Funds		8.5

Short-Term Investment		3.3

Liabilities in Excess of Other Assets		(0.7)

Net Assets		100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway Concentrated Equity Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY CONCENTRATED EQUITY FUND

9/30/22
ASSETS:
Investments at Value (Cost $4,578)	$3,737
Foreign Currency (Cost $6)	5
Receivable for Tax Reclaims	12
Receivable for Dividends	1
Prepaid Expenses	2

Total Assets	3,757

LIABILITIES:
Payable for Professional Fees	32
Payable for Printing Fees	8
Payable for Transfer Agent Fees	6
Other Accrued Expenses	1

Total Liabilities	47

Net Assets	$3,710

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$4,586
Total Distributable Loss	(876)

Net Assets	$3,710

Net Asset Value Per Share (based on net assets of $2,952,510 ÷ 365,369 shares) — Institutional Class	$8.08

Net Asset Value Per Share (based on net assets of $757,736 ÷ 93,732 shares) — Investor Class	$8.08

*	Except for Net Asset Value Per Share data.

Causeway Concentrated Equity Fund	11

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)

CAUSEWAY CONCENTRATED EQUITY FUND

10/01/21 to 9/30/22
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $13)	$76

Total Investment Income	76

EXPENSES:
Investment Advisory Fees	40
Administration Fees	1
Transfer Agent Fees	42
Professional Fees	32
Registration Fees	19
Printing Fees	9
Custodian Fees	7
Other Fees	4

Total Expenses	154

Waiver of Investment Advisory Fees	(40)
Reimbursement of Other Expenses	(72)

Total Waiver and Reimbursement	(112)

Net Expenses	42

Net Investment Income	34

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(67)
Net Realized Loss from Foreign Currency Transactions	(1)
Net Change in Unrealized Depreciation on Investments	(1,079)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(1,148)

Net Decrease in Net Assets Resulting from Operations	$(1,114)

The accompanying notes are an integral part of the financial statements.

12	Causeway Concentrated Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY CONCENTRATED EQUITY FUND

	10/01/21 to 9/30/22	12/15/20 to 9/30/21*
OPERATIONS:
Net Investment Income	$34	$62
Net Realized Gain (Loss) on Investments	(67)	349
Net Realized Loss from Foreign Currency Transactions	(1)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,079)	238
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)	—

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,114)	649

DISTRIBUTIONS:
Institutional Class	(327)	—
Investor Class	(84)	—

Total Distributions to Shareholders	(411)	—

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(589)	5,175

Total Increase (Decrease) in Net Assets	(2,114)	5,824

NET ASSETS:
Beginning of Year or Period	5,824	—

End of Year or Period	$3,710	$5,824

*	Commenced operations on December 15, 2020.
(1)	See Note 7 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

Causeway Concentrated Equity Fund	13

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For the Fiscal Year Or Period Ended September 30,

For a Share Outstanding Throughout the Fiscal Year Or Period

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY CONCENTRATED EQUITY FUND
Institutional
2022	11.28	0.07	(2.47)	(2.40)	(0.12)	(0.68)	(0.80)
2021(1)(2)	10.00	0.12	1.16	1.28	— ^	—	—
Investor
2022	11.28	0.07	(2.47)	(2.40)	(0.12)	(0.68)	(0.80)
2021(1)(2)	10.00	0.12	1.16	1.28	—	—	—

†	Per share amounts calculated using average shares method.
^	Amounts less than $0.01.
(1)	Commenced operations on December 15, 2020.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Concentrated Equity Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

8.08	(23.06)	2,952	0.85	3.09	0.67	62
11.28	12.81	4,639	0.85	3.47	1.40	37

8.08	(23.06)	758	0.85	3.09	0.67	62
11.28	12.80	1,185	0.85	3.47	1.40	37

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Concentrated Equity Fund (the“Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 15, 2020. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2022, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are overseen by the Fund’s valuation designee, Causeway Capital Management LLC (“Adviser”), and implemented through a Fair Value Committee (the “Committee”). Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the

16	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the fiscal year ended September 30, 2022, there were no changes to the Fund’s fair value methodologies other than related to compliance with Rule 2a-5 under the 1940 Act.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions

Causeway Concentrated Equity Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

18	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. Effective July 1, 2022, the Adviser has contractually agreed through January 31, 2024 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2022, the Adviser had contractually agreed through January 31, 2023 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.85% of Institutional Class and

Investor Class average daily net assets. For the fiscal year ended September 30, 2022, the Adviser waived its entire advisory fee of $40,188 and reimbursed expenses of $72,404. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2022, the Investor Class did not pay any fees under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2022, approximately $3,569 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

Causeway Concentrated Equity Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2022, for the Fund were as follows (000):

Purchases	Sales
$3,021	$3,969

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, wars, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

For example, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The COVID-19 pandemic has resulted in travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. The effects of COVID-19, including new variants, have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of the spread of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net

20	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

During the fiscal year ended September 30, 2022, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the year ended September 30, 2022 and the period ended September 30, 2021, was as follows (000):

	Ordinary Income	Total
2022	$411	$411
2021	—	—

Amounts designated as “—” round to $0.

As of September 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$32
Capital Loss Carryforwards	(37)
Unrealized Depreciation	(869)
Other Temporary Differences	(2)

Total Accumulated Losses	$(876)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$31	$6	$37

For the fiscal year ended September 30, 2022, the Fund did not use any capital loss carryforwards.

At September 30, 2022, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$4,606	$47	$(916)	$(869)

Causeway Concentrated Equity Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2022		Period Ended September 30, 2021*
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	—	$—	411	$4,125
Shares Issued in Reinvestment of Dividends and Distributions	30	327	—	—
Shares Redeemed	(76)	(800)	—	—

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(46)	(473)	411	4,125

Investor Class
Shares Sold	—	—	105	1,050
Shares Issued in Reinvestment of Dividends and Distributions	8	84	—	—
Shares Redeemed	(19)	(200)	—	—

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(11)	(116)	105	1,050

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(57)	$(589)	516	$5,175

*	Commenced operations December 15, 2020.

8.	Significant Shareholder Concentration

As of September 30, 2022, one of the Fund’s shareholders of record owned 97% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 15, 2023. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.20% per annum. As of September 30, 2022, there were no borrowings outstanding under the line of credit.

11.	Concentration Risk

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, due to, for example: a reason directly related to the issuer; management performance; financial leverage; reduced demand for the issuer’s goods or services; the historical and prospective earnings of the issuer; or the value of the issuer’s assets. In particular, because the Fund will typically hold between 25 and 35 investments, which may be a smaller number of holdings than those held by other similar funds, the Fund is subject to increased issuer risk, including the risk that the value of a security may decline.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

Causeway Concentrated Equity Fund	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway Concentrated Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Concentrated Equity Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022 and the statement of changes in net assets and the financial highlights for the year ended September 30, 2022 and for the period December 15, 2020 (commencement of operations) through September 30, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year ended September 30, 2022, and the changes in its net assets and its financial highlights for the year ended September 30, 2022 and for the period December 15, 2020 (commencement of operations) through September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 28, 2022

We have served as the auditor of one or more investment companies in Causeway Capital Management Investment Company Complex since 2001.

24	Causeway Concentrated Equity Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2023. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2022, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	4.96%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
24.76%	0.00%	100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2022, amounted to $0 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2022. In addition, for the fiscal year ended September 30, 2022, gross income derived from sources within foreign countries amounted to $33,250 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Concentrated Equity Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 61	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 60	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 61	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 56	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

26	Causeway Concentrated Equity Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 61	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); member of the Investment Adviser’s parent (since 2021).	N/A	N/A

Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 3/21	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	Secretary	Since 10/11	Deputy General Counsel of the Investment Adviser (since 2022). Senior Attorney of the Investment Adviser (2004-2021).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 47	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Mindy Yu 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Anti-Money Laundering Compliance Officer	Since 8/22	Deputy General Counsel of the Investment Adviser (since 2022). Senior Attorney of the Investment Adviser (2020-2021). Associate Attorney of the Investment Adviser (2012-2019).	N/A	N/A

Causeway Concentrated Equity Fund	27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2022, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

28	Causeway Concentrated Equity Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 to September 30, 2022).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Concentrated Equity Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Concentrated Equity Fund

Actual Fund Return
Institutional Class	$1,000.00	$787.50	0.85%	$3.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.81	0.85%	$4.31

Actual Fund Return
Investor Class	$1,000.00	$787.50	0.70%	$3.14

Hypothetical 5% Return
Investor Class	$1,000.00	$1,021.56	0.70%	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

30	Causeway Concentrated Equity Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 8, 2022, the Trustees considered and approved the renewal of the investment advisory agreement, as amended (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Concentrated Equity Fund (the “Fund”) for a twelve-month period beginning September 20, 2022. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 22, 2022, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Services, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 8, 2022 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2022, compared to the results of the MSCI ACWI Index (Gross), the median of

Causeway Concentrated Equity Fund	31

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

the mutual funds included in the Morningstar U.S. Open End World Large Stock category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance. They noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year period. The Trustees considered the Fund’s exposure to the value investment style, the impact of the COVID-19 pandemic, including ongoing lockdowns in certain jurisdictions, global uncertainties stemming from the invasion of Ukraine, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum, the same as its Broadridge peer group median and within the range of 63-100 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit, of 85 basis points was 9 basis points below the median of the funds in its Broadridge peer group and just below the range of 86-100 basis points for the other funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients using similar strategies. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and are not determinative of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2022 and the methodology used to generate that

32	Causeway Concentrated Equity Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser indicated that the Fund was not currently profitable. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They considered certain initiatives and noted that the Adviser continues to innovate and enhance its capabilities, and that innovation is a means of reinvesting in its services. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that the Adviser had incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 22, 2022 and August 8, 2022 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 8, 2022 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2022.

Causeway Concentrated Equity Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-013-0200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2022, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2022 and 2021 were as follows:

		2022	2021
(a)	Audit Fees	$288,580	$262,580
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$64,080	$61,680
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2022, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $735,331. For the fiscal year ended September 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $691,495.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 9, 2022

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: December 9, 2022